Long-term investment	12 Months Ended
Dec. 31, 2015
Long-term investment [Abstract]
Long-term investment
8.	Long-term investment

Long-term investment of RMB32,468 represents ownership of 714,286 shares of Series AA Preferred Shares in an online retailer in United States. Such investment is accounted for under the cost method. As of December 31, 2015, no impairments have been recorded for the investment.

The Group subsequently sold the investment for RMB39,751 in February 2016.